UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

600 North Hurstbourne Parkway Suite 300 Louisville, Kentucky 40222 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

On February 25, 2014, NTS Realty Holdings Limited Partnership (the “Company”, “we”, “us” or “our”) and NTS Realty Capital, Inc., our managing general partner (“Realty Capital”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NTS Merger Parent, LLC (“Parent”), an entity controlled by our founder and Chairman, J.D. Nichols, and our President and Chief Executive Officer, Brian F. Lavin, and NTS Merger Sub, LLC (“Merger Sub”, and together with Mr. Nichols, Mr. Lavin, Parent and certain of their respective affiliates, the “Purchasers”), a wholly-owned subsidiary of Parent.  Upon consummation of the transactions proposed in the Merger Agreement, Merger Sub will merge with and into the Company and the Company will continue as the surviving entity (the “Merger”).

The Merger Agreement was entered into pursuant to that certain Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement”) between the Company, Realty Capital, each of the members of the board of directors of Realty Capital, Parent and the plaintiffs in the class action (the “Kentucky Action”) captioned, Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”).  On February 5, 2014, the Court signed an order granting its preliminary approval of the Settlement.

If the Merger Agreement is adopted by our limited partners and the Merger is consummated, all of the limited partnership units of the Company (the “Units”), other than Units owned by the Purchasers, will be cancelled and converted automatically into the right to receive a cash payment equal to (i) $7.50 per Unit, plus (ii) a pro rata share of the settlement payment of $7,401,487 (representing settlement consideration of $1.75 per Unit) less plaintiffs’ fees, expenses and an incentive award payable to plaintiffs’ counsel, if any, as awarded by the Court (the “Merger Consideration”).

Consummation of the Merger is conditioned upon, among other things, final approval by the Court of the Settlement.  The Merger will not close, and payment of the Merger Consideration will not be due or owing under the Settlement or the Merger Agreement until, among other things, the Court has finally certified the members of the class action; the Court, after holding a hearing, has entered its order and final judgment approving the material terms of the Settlement and such judgment shall have become final and non-appealable; the Court has approved various releases among the plaintiffs, class members and defendants (the “Releases”); orders dismissing the Kentucky Action and the Delaware Action with prejudice have become final and are no longer subject to appeal; and the merger has become effective.

The Settlement is conditioned upon the fulfillment of certain conditions including, among others, the following:
•	Plaintiffs’ determination, following completion of confirmatory discovery, that the Settlement is fair, reasonable and adequate (which determination was made on February 6, 2014);
•	Plaintiffs’ approval of the form of the definitive information statement to be issued by the Company and certain other defendants relating to the Merger;
•	the approval of the Merger by the holders of a majority of the Units of the Company;

•
the entry of a final judgment in the Kentucky Action approving the proposed Settlement and providing the dismissal with prejudice of the Kentucky Action and approving the grant of the Releases (which is currently scheduled by the Court to be considered at a hearing on the fairness of the Settlement on April 24, 2014); and

•	such final judgment and dismissal of the Actions being finally affirmed on appeal or such final judgment and dismissal not being subject to appeal by lapse of time (30 days) or otherwise.

The Company expects to obtain approval of the Merger by the holders of a majority of the Units of the Company by written consent of the Purchasers in lieu of a special meeting.  Pursuant to the Settlement, the Purchasers, who as of December 31, 2013, owned approximately 62% of the outstanding Units and approximately 59.3% of the total voting power of Units, have agreed to vote in favor of the Merger Agreement.  No other votes will be required or necessary under applicable law, the Merger Agreement or otherwise to approve the Merger Agreement, and none are being solicited.

The Merger Agreement may be terminated by either the Purchasers or us if the Merger has not been consummated by September 30, 2014.  However, it is highly unlikely that the Merger Agreement can or will be terminated due to the terms of the Settlement and the preliminary Court approval.

We expect that the Merger and the transactions contemplated thereby and by the Settlement will be completed in the first half of 2014.  However, there can be no assurance that the conditions to the Merger or the Settlement will be satisfied or that the Merger or Settlement will be consummated on the terms described herein or at all.

The description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the description of the Settlement is qualified in its entirety by the full text of the Settlement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 7, 2014.

Upon consummation of the Merger, our Units will be delisted from the NYSE MKT, the registration of our Units under Section 12 of the Securities Exchange Act of 1934 will be terminated, and we will be a private company.

Item 8.01.  Other Events.

On February 25, 2014, we issued a press release announcing the Merger Agreement.  A copy of the press release announcing the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This document contains forward looking statements that can be identified by the use of words like “would,” “believe,” “expect,” “may,” “could,” “intend,” “project,” “estimate,” or

“anticipate.” These forward looking statements, implicitly or explicitly, include assumptions underlying the statements and other information with respect to the Company’s beliefs, plans, objectives, goals, expectations, estimates, intentions, financial condition, results of operations, future performance and business, including its expectation of, and estimates with respect to, revenues, expenses, earnings, return of and on equity, return on assets, asset quality and other financial data and performance ratios.  Although the Company believes that the expectations reflected in its forward looking statements are reasonable, these statements involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control.  Important factors that would cause actual results to differ materially from expectations are disclosed under “Risk Factors” and elsewhere in the Company’s most recent annual report on Form 10-K, which was filed on March 22, 2013, and registration statement on Form S-4, which became effective on October 27, 2004.

If one or more of the factors affecting forward looking information and statements proves incorrect, the Company’s actual results of operations, financial condition or prospects could differ materially from those expressed in, or implied by, the forward looking information and statements contained in this document.

Item 9.01.  Financial Statements and Exhibits..

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	2.1	Agreement and Plan of Merger, dated as of February 25, 2014, among NTS Merger Parent, LLC, NTS Merger Sub, LLC, NTS Realty Capital, Inc., and NTS Realty Holdings Limited Partnership
	99.1	Press release of NTS Realty Holdings Limited Partnership, dated February 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Executive Vice President and CFO
Date:	February 25, 2014

EXHIBIT INDEX

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	2.1	Agreement and Plan of Merger, dated as of February 25, 2014, among NTS Merger Parent, LLC, NTS Merger Sub, LLC, NTS Realty Capital, Inc., and NTS Realty Holdings Limited Partnership
	99.1	Press release of NTS Realty Holdings Limited Partnership, dated February 25, 2014